THE DUNHAM FUNDS

Supplement dated October 16, 2008 to each

Prospectus for Class A, Class C and Class N shares dated March 4, 2008 and each Statement of Additional Information dated March 4, 2008 as revised July 23, 2008

Effective November 1, 2008, the Fund will no longer be offering the option to redeem shares and have a check made payable, sent by federal funds wire or electronically transferred to a third party.

The prospectus dated March 4, 2008 has been revised as follows:

 The first sentence of the fourth paragraph on pages 49-50 of the Class A, pages 50-51 of the Class C and page 50 of the Class N prospectus under “Payment of Redemption Proceeds” is revised to state the designated bank account must be for the benefit of the shareholder of record.

On page 50 of the Class A and Class N and page 51 of the Class C prospectus under “Medallion Signature Guarantees” the reference to redemptions payable to someone other than the account’s owner(s) is deleted. The reference to any redemption transmitted by federal wire transfer or EFT to a bank other than your bank of record has been revised to state the bank account must be for the benefit of the shareholder of record.

The Statement of Additional Information dated March 4, 2008 as revised July 23, 2008 is revised as follows:

On page 57 of the Statement of Additional Information in the first paragraph under “REDEMPTIONS” the reference to redemption proceeds paid to someone other than the shareholder at the shareholder’s address of record is deleted.

Dunham International Stock Fund

Effective October 1, 2008 Arrowstreet Capital, Limited Partnership ("Arrowstreet" or "Sub-Adviser") entered into a new sub-advisory agreement as the sub-adviser to the Dunham International Stock Fund. Effective July 1, 2008, Arrowstreet replaced Neuberger Berman Management Inc. as sub-adviser to the Dunham International Stock Fund.  The following supersedes any contrary information contained in the current Prospectus for each class of shares.

The first and second paragraphs on page 18 of each Prospectus following the heading PRINCIPAL INVESTMENT STRATEGIES are deleted in there entirety and replaced with the following:

The Dunham International Stock Fund, under normal market conditions, invests at least 80% of its net assets in stock of non-U.S. companies, which may include companies located or operating in established or emerging countries.  The primary regions of investment are Western Europe, the United Kingdom, Japan, Canada, Australia and Asia.  Under general supervision of the Adviser, the Sub-Adviser searches for the stocks of financially strong, industry leaders that are valued below their actual worth.  The Sub-Adviser seeks companies that generally have sustainable competitive advantages, above-average returns on equity, strong capital structures and superior management focused on shareholder return.  The portfolio, generally consisting of approximately 40 to 300 securities, is constructed using on-going rigorous fundamental, quantitative or econometric analysis and strict buy and sell targets.

The Fund invests in securities generally having the following characteristics:

•

Foreign “Developed Market” Equity Securities - The Fund will invest in common and preferred stock of foreign companies headquartered in developed markets by purchasing securities on foreign exchanges.  These securities are typically denominated in foreign currencies.  Additionally, the Fund may purchase American Depositary Receipts ("ADRs").  ADRs allow Americans to buy shares of foreign-based corporations' securities at American Exchanges instead of having to go to overseas exchanges.  Also, the Fund may purchase American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") representing foreign developed market securities.  Developed markets include those countries found in the Morgan Stanley Capital International World ex U.S. Index, such as Germany, Japan, the United Kingdom and Australia.

•

Foreign “Emerging Market” Equity Securities - The Fund will invest in common and preferred stock of foreign companies headquartered in emerging markets by purchasing securities on foreign exchanges.  These securities are typically denominated in foreign currencies.  Additionally, the fund may purchase ADRs.  Also, the Fund may purchase ADSs, EDRs and GDRs representing foreign emerging market securities.  Emerging markets include those countries found in the Morgan Stanley Capital International Emerging Markets Index, such as Korea, Russia and Turkey.

The table on page 29 of each Prospectus following the heading Principal Risks of Investment is amended as follows:

Risks	Dunham International Stock Fund
Real Estate Investment Trust Risk (REIT)	X

The following risk disclosure is also added to the paragraph entitled Foreign Investing on page 30 or 31 of each Prospectus.

Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies.

_____________________________________________________________________________

The portion of the table entitled Fees and Expenses of the Funds on page 33 or 34 of each Prospectus describing the Class A, C and N shareholder expenses of the Dunham International Stock Fund is amended to read as follows:

Dunham International Stock Fund	Class A	Class C	Class N

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%	NONE	NONE
Maximum Sales Charge on Reinvested Dividends / Distributions (as a % of offering price)	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1)	0.99%(9)	0.99%(9)	0.99%(9)
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(2)	0.75%	0.75%	0.75%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	2.00%(9)	2.75%(9)	1.75%(9)

(9) Management Fees have been re-stated assuming that the new fulcrum fee arrangement was in place for the fiscal year ended October 31, 2007.  The Fund's management fees can range from 0.95% to 1.65%.  The performance portion of the Fund's fulcrum fee will reset October 1, 2008 because the sub-adviser negotiated a new fee schedule.

The portion of the table entitled Example on page 34 or 35 of each Prospectus describing the costs of investing in shares of the Dunham International Stock Fund is amended to read as follows:

Fund	Class	Year 1	Year 3	Year 5	Year 10
Int’l Stock	Class A	$766	$1,166	$1,591	$2,768
Int’l Stock	Class C	$278	$853	$1,454	$3,080
Int’l Stock	Class N	$178	$551	$949	$2,062

The portion of the table following the section entitled Management of the Funds Investment Adviser on page 35 or 36 of each Prospectus describing the management fees for shares of the Dunham International Stock Fund is amended to read as follows:

Fund:	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham International Stock Fund	0.95% - 1.65%	0.65%	0.30% - 1.00%

________________________________________________________________________

The portion of each Prospectus describing the Sub-Adviser entitled Dunham International Stock Fund on page 40 or 42 is deleted in entirety and replaced with the following:

Dunham International Stock Fund

Arrowstreet Capital, Limited Partnership, located at 200 Clarendon Street, Floor 30, Boston, Massachusetts 02116, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.  Founded in 1999, Arrowstreet had approximately $23 billion in assets under management as of March 31, 2008.

The Dunham International Fund will be managed by a team of portfolio managers who will share responsibility for the day-to-day management of the Fund.

Peter Rathjens, Ph.D. – Mr. Rathjens has served as a Portfolio Manager for the past 9 years at Arrowstreet. Mr. Rathjens has the overall responsibility for Arrowstreet's investment products and chairs the firm’s Investment Committee. Prior to joining Arrowstreet, Mr. Rathjens oversaw all of PanAgora Asset Management’s investment strategies, with particular responsibility for the global strategies, including Global Asset Allocation, International Equities, and Emerging Market Equities.

John Capeci, Ph.D. – Mr. Capeci served at Arrowstreet as Head of Research from 1999 through 2005 and has served as a Portfolio Manager since 2006. Mr. Capeci helps oversee all elements of Arrowstreet's portfolio management and production processes, including incorporating new research and implementation initiatives. Prior to joining Arrowstreet, Mr. Capeci oversaw PanAgora Asset Management’s quantitative research program and supervised an internal research staff responsible for the development and refinement of PanAgora’s forecasting models.

Ezra Levine, CFA – Mr. Levine has served as a Portfolio Manager for the past 9 years at Arrowstreet. Mr. Levine is responsible for many of the functions associated with the day-to-day implementation of the firm's investment strategies. Prior to joining Arrowstreet, Mr. Levine was responsible for the daily management and implementation of PanAgora Asser Management’s global strategies, including International Equities, Emerging Market Equities and Global Asset Allocation.

George Pararas-Carayannis, CFA – Mr. Pararas-Carayannis has served as a Portfolio Manager for the past 6 years at Arrowstreet. Mr. Pararas-Carayannis is responsible for many of the functions associated with the day-to-day implementation of the firm's investment strategies. Prior to joining Arrowstreet, Mr. Pararas-Carayannis worked at Putnam Investments as an analyst supporting derivative and fixed income securities within the Investment Data Group. He was responsible for maintaining analytics for various complex financial instruments including futures, swaps, options, bonds, and mortgage/asset-backed securities.

Jim Thames, CFA – Mr. Thames has served as a Portfolio Manager for the past 9 years at Arrowstreet. Mr. Thames is responsible for many of the functions associated with the day-to-day implementation of the firm's investment strategies. Prior to joining Arrowstreet, Mr. Thames was a Senior Equity Research Analyst at the Frank Russell Company. Mr. Thames was responsible for evaluating and recommending stock selection strategies to Frank Russell clients and focused primarily on strategies utilizing quantitative tools and techniques for implementation purposes.

Michael Zervas, CFA – Mr. Zervas served as a consultant to FactSet Research Systems prior to joining Arrowstreet in 2003 and has since served as a Portfolio Manager. Mr. Zervas is responsible for many functions associated with the day-to-day implementation of the firm’s investment strategies. At FactSet Research Systems, Mr. Zervas facilitated the sales process through product demonstrations and project work for current and prospective clients.

Tuomo Vuolteenaho, Ph.D. – Mr. Vuolteenaho has served as Co-Head of Research since joining Arrowstreet 3 years ago.  Mr. Vuolteenaho is primarily responsible for Arrowstreet’s research agenda, focusing on new signals and strategies based on both academic public-domain and proprietary quantitative research. Mr. Vuolteenaho holds a seat on the firm’s Investment Committee.  For several years, prior to joining Arrowstreet, Mr. Vuolteenaho held a position as an Associate Professor of Economics at Harvard University while simultaneously serving as a Faculty Research Fellow at the National Bureau of Economic Research.

This Supplement supersedes and replaces any prior supplements to each Prospectus dated March 4, 2008.  You should read this Supplement in conjunction with the Statement of Additional Information, as well as each Prospectus dated March 4, 2008, which provide information that you should know about the Funds before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at 1-800-442-4358.

Supplement dated October 16, 2008